                                                                     EXHIBIT 4.1


[BLUE BORDER DESIGN -LEFT AND RIGHT OF CERTIFICATE]


                             [FRONT OF CERTIFICATE]


COMMON STOCK                                                       COMMON STOCK
  NUMBER                          [LODGIAN LOGO]                      SHARES
LC_________                        LODGIAN, INC.


THIS CERTIFICATE IS TRANSFERABLE           SEE REVERSE FOR CERTAIN DEFINITIONS
IN CHARLOTTE, NORTH CAROLINA OR                        CUSIP 54021P 40 3
IN NEW YORK, NEW YORK


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT                          [SPECIMEN]
                    ------------------------------------------------------------

IS THE OWNER OF
                ----------------------------------------------------------------

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR VALUE COMMON STOCK OF LODGIAN, INC., transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.

                              CERTIFICATE OF STOCK

Dated:

[BOTTOM LEFT OF STOCK CERTIFICATE]

COUNTERSIGNED AND REGISTERED:

WACHOVIA BANK, N.A.
(CHARLOTTE, NC)
TRANSFER AGENT AND REGISTRAR

BY
  ------------------------------------
         AUTHORIZED SIGNATURE


                  [LODGIAN, INC. CORPORATE 1998 SEAL DELAWARE]


[BOTTOM RIGHT OF STOCK CERTIFICATE]

/s/ Daniel E. Ellis
--------------------------------------------
Secretary

/s/ W. Thomas Parrington
--------------------------------------------
President and CEO

                              [BACK OF CERTIFICATE]


                                  LODGIAN, INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -  as tenants in common            UNIF GIFT MIN ACT -    Custodian
                                                                  --------------------------
    TEN ENT -  as tenants by the entireties                       (Cust)    (Minor)
    JT TEN  -  as joint tenants with the right                     under the Uniform Gifts to
               of survivorship and not as                          Minors Act _______________
               tenants in common                                                 (State)

     Additional abbreviations may also be used though not in the above list.


For value received, ______________________________________________ hereby sell, assign and transfer unto _______________________ [please insert social security or other identifying number of assignee]

--------------------------------------------------------------------------------

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

Dated
      -------------------------


                                             ----------------------------------
                                    NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATSOEVER.




                    Signature(S) Guaranteed: ----------------------------------
                                             THE SIGNATURE(S) SHOULD BE
                                             GUARANTEED BY AN ELIGIBLE
                                             GUARANTOR INSTITUTION SUCH AS A
                                             SECURITIES BROKER/DEALER,
                                             COMMERCIAL BANK, TRUST COMPANY,
                                             SAVINGS ASSOCIATION OR A CREDIT
                                             UNION PARTICIPATING IN A MEDALLION
                                             PROGRAM.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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